UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 23, 2010

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51323	23-2853441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 Fox Lane, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 433-1400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired at 11:59 PM Eastern Time on August 23, 2010, with respect to the proposed merger of Micrus Endovascular Corporation with Cope Acquisition Corp., a wholly owned subsidiary of Johnson & Johnson.

Additional Information about the Proposed Transaction and Where to Find It

This material is not a substitute for the proxy statement Micrus Endovascular Corporation has filed with the Securities and Exchange Commission (SEC) and is currently mailing to stockholders. You are urged to read the proxy statement, because it contains important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by Micrus Endovascular Corporation with the SEC, at the SEC’s web site at www.sec.gov. The definitive proxy statement and such other documents may also be obtained free of charge from Micrus Endovascular Corporation by contacting Micrus Endovascular Corporation at: 408-433-1400 or 821 Fox Lane, San Jose, California 95131.

Johnson & Johnson, Micrus Endovascular Corporation and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Micrus Endovascular Corporation stockholders in connection with the proposed acquisition.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Johnson & Johnson’s executive officers and directors in the solicitation by reading the proxy statement for Johnson & Johnson’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 17, 2010, and the definitive proxy statement relating to the proposed acquisition  filed with the SEC on August 13, 2010 and other relevant materials filed with the SEC when they become available.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Micrus Endovascular Corporation’s executive officers and directors in the solicitation by reading the definitive proxy statement for Micrus Endovascular Corporation’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 13, 2010 and other relevant materials to be filed with the SEC when they become available. Certain executives and directors of Micrus Endovascular Corporation have interests in the proposed acquisition that may differ from the interests of stockholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed acquisition are described in the definitive proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION

Date: August 24, 2010	By:	/s/ Gordon T. Sangster
	Name:	Gordon T. Sangster
	Title:	Chief Financial Officer